Exhibit 13.2
CERTIFICATION OF THE PERIODIC FINANCIAL REPORT
Pursuant to 18 U.S.C. Section 1350
In connection with the Annual Report of Focus Media Holding Limited (the “Company”) on Form 20-F for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Mingdong Wu, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 14, 2008

By:	/s/ Daniel Mindgong Wu
Name:	Daniel Mingdong Wu
Title:	Chief Financial Officer